Exhibit 3.13

ARTICLES OF INCORPORATION

OF

DT REAL ESTATE, INC.

ARTICLE I

The name of the corporation is DT REAL ESTATE, INC.

ARTICLE II

The purpose for which the corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of Arizona, as they may be amended from time to time.

ARTICLE III

The corporation initially will engage in the business of acquiring real property by purchase, lease or otherwise and erecting and maintaining hotel, garage and other structures thereon and in other businesses, services and activities related thereto, as principal or agent, in partnership, joint venture or other association, or otherwise. The corporation’s period of duration is perpetual.

ARTICLE IV

The corporation shall have authority to issue one class of voting common stock consisting of one hundred thousand shares with a par value of one dollar per share.

ARTICLE V

The bylaws shall fix the number of persons to serve on the board of directors. The name and address of the person who shall serve as the original board of directors of the corporation is G. Peter Bidstrup, 6225 North 24th Street, Suite 200, Phoenix, Arizona 85016.

ARTICLE VI

Keith W. Ragan, of 1900 United Bank Tower, 3300 North Central Avenue, Phoenix, Arizona 85012, is appointed as the initial statutory agent of the corporation.

ARTICLE VII

The names and addresses of the incorporators are as follows: Keith W. Ragan, 1900 United Bank Tower, 3300 North Central Avenue, Phoenix, Arizona 85012; and James A. Burns, 1900 United Bank Tower, 3300 North Central Avenue, Phoenix, Arizona 85012. All powers, duties and responsibilities of the incorporators shall cease upon delivery of these Articles of Incorporation to the Arizona Corporation Commission for filing.

DATED this 29th day of June, 1987.

/s/ Keith W. Ragan
Keith W. Ragan

/s/ James A. Burns
James A. Burns

I, Keith W. Ragan, having been designated to act as statutory agent of DT Real Estate, Inc., do hereby consent to serve in such capacity until removal or resignation is submitted in accordance with the Arizona Revised Statutes.

/s/ Keith W. Ragan
Keith W. Ragan

ARTICLES OF MERGER

of

INN PROPERTIES, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Inn Properties, Inc. consists of 100 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Inn Properties, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Inn Properties, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt
James N. Schmidt
Its President

By	/s/ Paul Blanchard
Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the      day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Inn Properties, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 15,000,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 100 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

INN PROPERTIES, INC.

By
Its

ARTICLES OF MERGER

of

DTR SALT LAKE CITY, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in DTR Salt Lake City, Inc. consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in DTR Salt Lake City, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in DTR Salt Lake City, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt
James N. Schmidt
Its President

By	/s/ Paul Blanchard
Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30 day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and DTR Salt Lake City, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

DTR SALT LAKE CITY, INC.

By
Its

ARTICLES OF MERGER

of

OSBORN DOUBLETREE, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Osborn Doubletree, Inc. consists of 52,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Osborn Doubletree, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Osborn Doubletree, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt
James N. Schmidt
Its President

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the      day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Osborn Doubletree, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 68,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 52,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

OSBORN DOUBLETREE, INC.

By
Its

ARTICLES OF MERGER

of

DTI REALTY, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in DTI Realty, Inc. consists of 17,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in DTI Realty, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in DTI Realty, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the      day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and DTI Realty, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 15,000,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 17,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

DTI REALTY, INC.

By
Its

ARTICLES OF MERGER

of

COMPRI REALTY CORPORATION NO. 12

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Compri Realty Corporation No. 12 consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Compri Realty Corporation No. 12.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Compri Realty Corporation No. 12, hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL STATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Compri Realty Corporation No. 12, an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

COMPRI REALTY CORPORATION NO. 12

By
Its

ARTICLES OF MERGER

of

COMPRI REALTY CORPORATION NO. 9

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Compri Realty Corporation No. 9 consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Compri Realty Corporation No. 9.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Compri Realty Corporation No. 9, hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Compri Realty Corporation No. 9, an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Mary B. Williams

Notary Public

My commission expires:

My Commission Expires Oct. 30, 1990

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Mary B. Williams

Notary Public

My commission expires:

My Commission Expires Oct 30, 1990

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

COMPRI REALTY CORPORATION NO. 9

By
Its

ARTICLES OF MERGER

of

COMPRI REALTY CORPORATION NO. 7

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Compri Realty Corporation No. 7 consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Compri Realty Corporation No. 7.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Compri Realty Corporation No. 7, hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Compri Realty Corporation No. 7, an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date: first written above.

DT REAL ESTATE, INC.

By
Its

COMPRI REALTY CORPORATION NO. 7

By
Its

ARTICLES OF MERGER

of

COMPRI REALTY CORPORATION NO. 6

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Compri Realty Corporation No. 6 consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Compri Realty Corporation No. 6.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Compri Realty Corporation No. 6, hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public
My commission expires:
7-11-90
State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public
My commission expires:
7-11-90

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public
My commission expires:
7-11-90
State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public
My commission expires:
7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Compri Realty Corporation No. 6, an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier data as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable) provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

COMPRI REALTY CORPORATION NO. 6

By
Its

ARTICLES OF MERGER

of

COMPRI REALTY CORPORATION NO. 4

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Compri Realty Corporation No. 4 consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Compri Realty Corporation No. 4.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Compri Realty Corporation No. 4, hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Compri Realty Corporation No. 4, an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by the reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merge shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

COMPRI REALTY CORPORATION NO. 4

By
Its

ARTICLES OF MERGER

of

COMPRI REALTY CORPORATION NO. 3

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Compri Realty Corporation No. 3 consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Compri Realty Corporation No. 3.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Compri Realty Corporation No. 3, hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Compri Realty Corporation No. 3, an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be affective on the date first written above.

DT REAL ESTATE, INC.

By
Its

COMPRI REALTY CORPORATION NO. 3

By
Its

ARTICLES OF MERGER

of

COMPRI REALTY CORPORATION NO. 2

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Compri Realty Corporation No. 2 consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Compri Realty Corporation No. 2.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Compri Realty Corporation No. 2, hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary
State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Compri Realty Corporation No. 2, an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

COMPRI REALTY CORPORATION NO. 2

By
Its

ARTICLES OF MERGER

of

TUCSON DOUBLETREE PLAZA, INC

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Tucson Doubletree Plaza, Inc. consists of 4,500 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Tucson Doubletree Plaza, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Tucson Doubletree Plaza, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL, ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary
State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Tucson Doubletree Plaza, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 10,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 4,500 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

TUCSON DOUBLETREE PLAZA, INC.

By
Its

ARTICLES OF MERGER

of

TREE INNS, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Tree Inns, Inc. consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Tree Inns, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Tree Inns, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

		By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary
State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
) ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Tree Inns, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 15,000,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

TREE INNS, INC.

By
Its

ARTICLES OF MERGER

of

RANDOLPH HOUSE, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger, is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Randolph House, Inc. consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Randolph House, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Randolph House, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Randolph House, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 15,000,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

RANDOLPH HOUSE, INC.

By
Its

ARTICLES OF MERGER

of

MOONDANCE, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Moondance, Inc. consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Moondance, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Moondance, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Moondance, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 5,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, ejected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

MOONDANCE, INC.

By
Its

ARTICLES OF MERGER

of

DTR KANSAS, INC.

a Kansas corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation;

FIRST: The subsidiary corporation, DTR Kansas, Inc., is incorporated under the laws of the State of Kansas and the laws of such jurisdiction permit such a merger.

SECOND: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

THIRD: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

FOURTH: The total number of outstanding shares of stock in DTR Kansas, Inc. consists of 100 shares of common stock with a par value of one dollar ($1.00) per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in DTR Kansas, Inc.

FIFTH: DT Real Estate, Inc., being the sole shareholder in DTR Kansas, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt
James N. Schmidt
Its President

By	/s/ Paul Blanchard
Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Management, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Management, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and DTR Kansas, Inc., a Kansas corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation;

B. Subsidiary is a Kansas corporation authorized to issue 300 shares of common stock with a par value of one dollar ($1.00) per share; there are 100 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona and Kansas law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona and Kansas law regulating mergers of Kansas corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission and a Certificate of Ownership and Merger has been filed with the Kansas Secretary of State or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the General Corporation Law of the State of Arizona and the General Corporation Code of the State of Kansas with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Kansas into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By:
Its

DTR KANSAS, INC.

By:
Its

ARTICLES OF MERGER

of

DTR DENVER, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in DTR Denver, Inc. consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in DTR Denver, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in DTR Denver, Inc., hereby waives the requirement of A.R.S. $10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

BY	/s/ James N. Schmidt
James N. Schmidt
Its President

By	/s/ Paul Blanchard
Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and DTR Denver, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE , the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

DTR DENVER, INC.

By
Its

ARTICLES OF MERGER

of

DTR CUPERTINO, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of marging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in DTR Cupertino, Inc. consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in DTR Cupertino, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in DTR Cupertino, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filled by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt
James N. Schmidt
Its President

By	/s/ Paul Blanchard
Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public
My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public
My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and DTR Cupertino, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

DTR CUPERTINO, INC.

By
Its

ARTICLES OF MERGER

of

DTM WALNUT CREEK, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in DTM Walnut Creek, Inc. consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in DTM Walnut Creek, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in DTM Walnut Creek, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and DTM Walnut Creek, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

DTM WALNUT CREEK, INC.

By
Its

ARTICLES OF MERGER

of

DTR ATLANTA, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in DTR Atlanta, Inc. consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in DTR Atlanta, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in DTR Atlanta, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt
James N. Schmidt
Its President

By	/s/ Paul Blanchard
Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and DTR Atlanta, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Data, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

DTR ATLANTA, INC.

By
Its

ARTICLES OF MERGER

of

DOUBLETREE OF HOUSTON, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Doubletree of Houston, Inc. consists of 500 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Doubletree of Houston, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Doubletree of Houston, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel

Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Doubletree of Houston, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 500,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 500 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

DOUBLETREE OF HOUSTON, INC.

By
Its

ARTICLES OF MERGER

of

COMPRI REALTY CORPORATION NO. 10

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Compri Realty Corporation No. 10 consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Compri Realty Corporation No. 10.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Compri Realty Corporation No. 10, hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt

James N. Schmidt
Its President

By	/s/ Paul Blanchard

Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Mary B. Williams

Notary Public

My commission expires:

My Commission Expires Oct. 30, 1990

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Mary B. Williams

Notary Public

My commission expires:

My Commission Expires Oct. 30, 1990

AGREEMENT AND PLAN OF MERGER

This Agreement and plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”) , and Compri Realty Corporation No. 10, an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the Laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall) be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, in binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

COMPRI REALTY CORPORATION NO. 10

By
Its

ARTICLES OF MERGER

of

COMPRI REALTY CORPORATION NO. 8

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §l0-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Compri Realty Corporation No. 8 consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Compri Realty Corporation No. 8.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Compri Realty Corporation No. 8, hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt
James N. Schmidt
Its President

By	/s/ Paul Blanchard
Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7/11/90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7/11/90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 12/31 day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Compri Realty Corporation No. 8, an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By
Its

COMPRI REALTY CORPORATION NO. 8

By
Its

ARTICLES OF MERGER

of

COMPRI REALTY CORPORATION NO. 11

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger in attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be“ DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Compri Realty Corporation No. 11 consists of 1,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Compri Realty Corporation No. 11.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Compri Realty Corporation No. 11, hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt
James N. Schmidt
Its President

By	/s/ Paul Blanchard
Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Mary B. Williams
Notary Public

My commission expires:

My Commission Expires Oct. 30, 1990

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Mary B. Williams
Notary Public

My commission expires:

My Commission Expires Oct. 30, 1990

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Compri Realty Corporation No. 11, an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 100,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 1,000 shares of such stock issued and outstanding as of the date hereof: no other stock in Subsidiary is authorized, issued or outstanding:

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE , INC.

By	/s/ Paul Blanchard
	Its	Sr. Vice President

COMPRI REALTY CORPORATION NO. 11

By	/s/ Paul Blanchard
	Its	Sr. Vice President

ARTICLES OF MERGER

of

RODEWAY INNS OF THE SOUTHWEST, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be‘‘ DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Rodeway Inns of the Southwest, Inc. consists of 500 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Rodeway Inns of the Southwest, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Rodeway Inns of the Southwest, Inc., hereby waives the requirement of A.R.S. §l0-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt
James N. Schmidt
Its President

By	/s/ Paul Blanchard
Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard, Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Subsidiary”)

RECITALS

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 45,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 500 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire Issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been tiled with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to he transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, Including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE , INC.

By	/s/ Paul Blanchard
	Its	Sr. Vice President

RODEWAY INNS OF THE SOUTHWEST, INC.

By	/s/ Paul Blanchard
	Its	Sr. Vice President

ARTICLES OF MERGER

of

SOUTHWEST MOTELS, INC.

an Arizona corporation

into

DT REAL ESTATE, INC.

an Arizona corporation

Pursuant to the provisions of A.R.S. §10-075, Arizona General Corporation Law, the undersigned corporation adopts the following Articles of Merger for the purpose of merging a subsidiary corporation into the undersigned as the surviving corporation:

FIRST: The Board of Directors of DT Real Estate, Inc. has approved a plan of merger entitled “Agreement and Plan of Merger” in the manner prescribed by the Arizona General Corporation Law. A true and correct copy of the Agreement and Plan of Merger is attached hereto as Exhibit A and is incorporated herein by this reference.

SECOND: The name of the surviving corporation shall be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona.

THIRD: The total number of outstanding shares of stock in Southwest Motels, Inc. consists of 60,000 shares of common stock with a par value of $1.00 per share. All such shares are owned by DT Real Estate, Inc. There exists no other class or series of stock in Southwest Motels, Inc.

FOURTH: DT Real Estate, Inc., being the sole shareholder in Southwest Motels, Inc., hereby waives the requirement of A.R.S. §10-075 that a copy of the plan of merger be mailed to it, and requests that these Articles of Merger be filed by the Arizona Corporation Commission in the manner prescribed in A.R.S. §10-055.

Dated: December 30th, 1987

DT REAL ESTATE, INC.

By	/s/ James N. Schmidt
James N. Schmidt
Its President

By	/s/ Paul Blanchard
Paul Blanchard
Its Secretary

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by James N. Schmidt, President of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

State of Arizona	)
	)	ss.
County of Maricopa	)

The foregoing instrument was acknowledged before me this 30th day of December, 1987 by Paul Blanchard Secretary of DT Real Estate, Inc., an Arizona corporation, on behalf of the corporation.

/s/ Sandra L. Ravel
Notary Public

My commission expires:

7-11-90

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger is entered into effective as of the 30th day of December, 1987, by and between DT Real Estate, Inc., an Arizona corporation (hereafter “Parent”), and Southwest Motels, Inc., an Arizona corporation (hereafter “Subsidiary”).

RECITALS:

A. Parent is an Arizona corporation.

B. Subsidiary is an Arizona corporation authorized to issue 15,000,000 shares of common stock with a par value of one dollar ($1.00) per share; there are 60,000 shares of such stock issued and outstanding as of the date hereof; no other stock in Subsidiary is authorized, issued or outstanding;

C. Parent owns, and will continue to own until the Effective Date (as hereafter defined), the entire issued and outstanding common stock of Subsidiary;

D. Parent and Subsidiary wish to achieve a more simplified corporate structure as well as administrative efficiencies;

E. Parent desires to obtain the assets of Subsidiary on the terms set forth herein; and

F. Parent and Subsidiary have, by appropriate action, elected to effectuate a merger pursuant to Arizona law as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

AGREEMENTS:

1. The foregoing “Recitals” are incorporated herein by this reference.

2. On the Effective Date, Subsidiary shall merge with and into Parent. The merger shall be effected in compliance with the provisions of Arizona law regulating mergers of Arizona corporations into Arizona corporations.

3. The merger shall be effective at such time as Articles of Merger have been filed with the Arizona Corporation Commission or at such earlier date as permitted by applicable law (the “Effective Date”).

4. The effect of the merger shall be as set forth in the applicable provisions of the Arizona General Corporation Law with respect to the merger of a wholly owned subsidiary incorporated under the laws of the State of Arizona into its parent corporation incorporated under the laws of the State of Arizona, including the following:

(a) Parent and Subsidiary shall thereafter be a single corporation, with Parent being the surviving corporation; the name of Parent shall continue to be “DT Real Estate, Inc.” and it shall be governed by the laws of the State of Arizona;

(b) All of the authorized, issued and outstanding stock of Subsidiary shall be cancelled, and the separate existence of Subsidiary shall cease;

(c) All right, title and interest in any property of Subsidiary shall be taken and deemed to be transferred to and vested in Parent without further act or deed;

(d) Parent shall be responsible and liable for all the liabilities and obligations of every nature and kind of Subsidiary, including tax liabilities; and

(e) The articles of incorporation of Parent shall not be deemed amended by the merger.

5. Subsidiary shall from time to time upon request of Parent, execute and deliver all such documents and instruments and take all such actions as Parent may request in order to vest or evidence the vesting in Parent of title to and possession of all rights, properties, assets and business of Subsidiary, or otherwise to carry out the full intent and purpose of this Agreement and Plan of Merger.

6. This Agreement and Plan of Merger constitutes the complete understanding of the parties, is binding upon all successors and assigns and may only be amended in a written, dated, signed and notarized amendment executed jointly by both parties.

7. This Agreement and Plan of Merger shall be governed by the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Merger to be effective on the date first written above.

DT REAL ESTATE, INC.

By	/s/ Paul Blanchard
	Its	Sr. Vice President

SOUTHWEST MOTELS, INC.

By	/s/ Paul Blanchard
	Its	Sr. Vice President

ARTICLES OF AMENDMENT TO

ARTICLES OF INCORPORATION OF

DT REAL ESTATE, INC.

Pursuant to the provisions of Arizona Revised Statutes Section 10-061, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is DT Real Estate, Inc.

SECOND: The amendment to the Articles of Incorporation set forth below was adopted by the board of directors and shareholders of the corporation effective as of March 16, 1994, in the manner prescribed by the Arizona Revised Statutes.

THIRD: The Articles of Incorporation are amended as follows:

Article IV of the Articles of Incorporation is amended to read as follows:

“The corporation will have the authority to issue one class of voting common stock consisting of five thousand shares with a par value of one dollar per share.”

THIRD: The number of shares of common stock of the corporation outstanding at the time of adoption of the Articles of Amendment and entitled to vote thereon was 1,000. No preferred shares were issued and outstanding. All outstanding shares of stock entitled to vote on the amendments were voted in favor thereof.

DATED effective as of the 16th day March, 1994.

DT REAL ESTATE, INC.

By:	/s/ James E. Grier
James E. Grier
President

By:	/s/ Sandra L. Ravel
Sandra L. Ravel
Assistant Secretary

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

The foregoing Articles of Amendment to Articles of Incorporation were acknowledged before me this 16th day of March, 1994 by James E. Grier, President and Sandra L. Ravel, Assistant Secretary of DT Real Estate, Inc., on behalf of the corporation.

/s/ Jerry Lee Stephen
Notary Public

My Commission Expires:
Sept. 3, 1997

STATEMENT OF CHANGE

OF

KNOWN PLACE OF BUSINESS OR STATUTORY AGENT

BY

DT REAL ESTATE, INC.

1.	The name of the Corporation is	DT REAL ESTATE, INC.

2.	The current known place of business is

410 N. 44TH ST. #700

PHOENIX, AZ 85008

3.	The name and address of the current statutory agent is

DAVID L. STIVERS

410 N. 44TH ST. #700

PHOENIX, AZ 85008

☒	The known place of business is to be changed. The street address of the new known place of business is

3636 NORTH CENTRAL AVENUE

	PHOENIX, AZ 85012	.

☒	The statutory agent is to be changed. The name and address of the new statutory agent is

Corporation Service Company

3636 North Central Avenue, Phoenix, AZ 85012

☐	The address of the statutory agent is to be changed. The new address of the statutory agent is

.

and the statutory agent has given the Corporation written notice of this change.

DATED this 9 day of OCTOBER, 1998.

DT REAL ESTATE, INC.
(Name of Corporation)

By

Peter H. Kesser, V. Pres/Sec.
(Name) (Title)

/s/ Peter H. Kesser

(Statutory Agent)*
*(Statutory Agent must sign only if changing address.)

Acceptance of Appointment

By Statutory Agent*

The undersigned hereby acknowledges and accepts the appointment as statutory agent of the above-named corporation effective this 9th day of Oct, 1998.

Corporation Service Company

Signed	/s/ Deborah D. Skipper

Deborah D. Skipper

(Print Name)
*(required only if a new statutory agent is appointed)

IF THIS STATEMENT INCLUDES AN AGENT’S STATEMENT OF RESIGNATION, THEN YOU MUST ENCLOSE A FILING FEE OF $10.00 (U.S.) MADE PAYABLE TO THE ARIZONA CORPORATION COMMISSION.

STATEMENT OF CHANGE OF KNOWN PLACE OF BUSINESS

OR STATUTORY AGENT, OR BOTH,

OF

DT Real Estate, Inc.

Pursuant to the provisions of Section 10-502 or Section 10-1508 of the Arizona Business Corporation Act, the undersigned corporation, organized under the laws of ARIZONA, submits the following statement for the purpose of changing its known place of business or its statutory agent, or both, in the State of Arizona:

FIRST: The name of the corporation is:	DT Real Estate, Inc.

SECOND: The address of its present known place of business (as shown with the Arizona Corporation Commission, at this time):
1st Corporate address:	c/o Corporate Tax Dept., 755 Crossover LN. Memphis TN 38117

2nd Corporate address (only applies to foreign corporations):

THIRD: The address to which its known place of business is to be changed is:
1st Corporate address (mailing address should be):	c/o C T CORPORATION SYSTEM
3225 North Central Avenue, Phoenix, Maricopa County, Arizona 85012
2nd Corporate address (only applies to foreign corporations):
755 Crossover Lane, Memphis, TN 38117
FOURTH: The name and address of its present statutory agent is:
Corporation Service Company
3636 N. Central Ave. Phoenix, AZ 85012
FIFTH: The name and address of its successor statutory agent or the new address is:
C T CORPORATION SYSTEM, 3225 North Central Avenue, Phoenix
Maricopa County, Arizona 85012

SIXTH: Such change was duly authorized by the corporation.

Dated	AUG 23, 1999	.

DT REAL ESTATE, INC.

By	/s/ J. Kendall Huber

J. Kendall Huber

Executive Vice President
(Title)

C T CORPORATION SYSTEM, having been designated to act as statutory agent, hereby consents to act in that capacity until it is removed, or submits its resignation, in accordance with the Arizona Revised Statutes.

C T CORPORATION SYSTEM

By:	/s/ John J. Linnihan

John J. Linnihan
(Name)

Assistant Vice President
(Title)

STATEMENT OF CHANGE

OF

KNOWN PLACE OF BUSINESS OR STATUTORY AGENT

BY

DT Real Estate, Inc.

1.	The name of the Corporation is DT Real Estate, Inc.

2.	The current known place of business is

9336 Civic Center Drive

Beverly Hills, CA 90210

3.	The name and address of the current statutory agent is

CT Corporation System

3225 North Central Avenue

Phoenix, AZ 85012

☐	The known place of business is to be changed. The street address of the new known place of business is

.

☒	The statutory agent is to be changed. The name and address of the new statutory agent is

Corporation Service Company

3636 North Central Avenue

Phoenix, Arizona 85012

1300 West Washington, Phoenix, Arizona 85007

☐	The address of the statutory agent is to be changed. The new address of the statutory agent is

0196833-9

and the statutory agent has given the Corporation written notice of this change.

DATED this 6 day of September, 2000.

DT Real Estate, Inc.
[Name of Corporation]

By	/s/ Vivien S. Mitchell

Vivien S. Mitchell, Vice President
[Name] [Title]

[Statutory Agent]*
*(Statutory Agent must sign only if changing address.)

Acceptance of Appointment

By Statutory Agent*

The undersigned hereby acknowledges and accepts the appointment as statutory agent of the above-named corporation effective this 8 day of Sept., 2000.

Corporation Service Company

Signed by:	/s/ Bobbie Hall

Bobbie Hall, Asst. Vice President
[Print Name]
*(required only if a new statutory agent is being appointed)

PROFIT CORPORATIONS, PLEASE NOTE: IF THIS STATEMENT INCLUDES AN AGENT’S STATEMENT OF RESIGNATION, THEN YOU MUST ENCLOSE A FILING FEE OF $10.00 (U.S.) MADE PAYABLE TO THE ARIZONA CORPORATION COMMISSION.

February 1, 2001

Arizona Corporation Commission

1300 W. Washington Street

Room 101

Phoenix, AZ 85007

Attention: Records Section

This is to inform you that Corporation Service Company, statutory agent for:

File Number:	01968339

Corp Name:	DT REAL ESTATE, INC.

is moving from:	3636 North Central Avenue Phoenix, Arizona 85012

The new address is:	818 East Osborn Road Phoenix, Arizona 85014

If the address for the corporation is “in care of” the statutory agent, please change the address to reflect the new address of the statutory agent.

The statutory agent has given the above corporation written notice of this change.

CORPORATION SERVICE COMPANY

/s/ John H. Pelletier

John H. Pelletier
Assistant Vice President